Commitments and Contingencies - Future Minimum Lease Payments under Non-Cancelable Operating Leases (Detail) $ in Thousands	May 31, 2017 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2018	$ 204,996
2019	185,059
2020	157,333
2021	123,894
2022	83,329
Thereafter	88,611
Operating Leases, Future Minimum Payments Due, Total	$ 843,222